AMF Ultra Short Mortgage Fund - ASARX

A Series of Asset Management Fund

Supplement dated November 28, 2018

to the Prospectus dated October 28, 2018

With respect to the AMF Ultra Short Mortgage Fund, the Investment Advisor has historically, although it was not contractually obligated to do so, waived a portion of its advisory fees. Effective as of December 1, 2018, the Investment Adviser will no longer voluntarily waive any portion of its advisory fee with respect to the AMF Ultra Short Mortgage Fund.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230